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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 24, 2003
                                                  -------------


                         BECTON, DICKINSON AND COMPANY

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           (Exact name of registrant as specified in its charter)

          New Jersey                001-4802                   22-0760120
- --------------------------------------------------------------------------------
   (State or other juris-         (Commission             (IRS Employer Iden-
  diction of incorporation)       File Number)            tification Number)


  1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
- --------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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       (Former name or former addresses if changed since last report.)




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Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits.

                    Exhibit 99.1 Press release dated July 24, 2003 announcing the financial results for the third quarter ended June 30, 2003.

Item 9.     Regulation FD Disclosure.

            The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition", in accordance with SEC Release No. 33-8216. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

            On July 24, 2003, the Company issued a press release announcing its results for the third quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BECTON, DICKINSON AND COMPANY
                                                 (Registrant)



                                          By: /s/ Gary DeFazio
                                              -----------------------
                                                  Gary DeFazio
                                                  Assistant Secretary


Date: July 24, 2003

                                       2





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                               INDEX TO EXHIBITS
                               -----------------

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

  Exhibit
  Number              Description of Exhibits
  ------              -----------------------

  99.1                Press release issued July 24, 2003


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                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'